EXHIBIT 10.3
LETTER AMENDMENT
October 16, 2006
To	Bank of America, N.A., as Collateral Agent under the Security Agreement referred to below
Ladies and Gentlemen:
          We refer to the Amended and Restated Security Agreement dated as of June 16, 2006 (as amended in accordance with its terms, the “Security Agreement”) among Cricket Communications, Inc., as Borrower (the “Borrower”), Leap Wireless International, Inc. (“Holdings”), as a guarantor, the other Grantors referred to therein and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
          It has come to the attention of the Grantors that pursuant to Section 1(f)(i) of the Security Agreement, we have granted a security interest in the “Other Deposit Accounts” and not in our deposit accounts which are not included in the definition of Other Deposit Accounts. Pursuant to Section 5 of the Security Agreement, Other Deposit Accounts are those accounts which are intended to be exceptions to the requirements that we perfect your security interest in deposit accounts. The intention of the parties was that all deposit accounts constitute Account Collateral, but that Other Deposit Accounts be excluded from the requirements of Section 5 of the Security Agreement as they relate to perfection of security interests. Therefore it is hereby agreed that Section 1(f)(i) is amended by (a) substituting for the phrase “the Other Deposit Accounts” where it appears in the first and second lines thereof the phrase “all deposit accounts” and (b) substituting for the phrase “the Other Deposit Account” where it appears in the last line thereof the phrase “all other deposit accounts”.
          This Letter Amendment shall become effective as of the date first above written when, and only when, the Collateral Agent shall have executed this Letter Amendment and shall have received counterparts of this Letter Amendment executed by each Grantor.
          The Security Agreement, the Credit Agreement, the Notes and each of the other Loan Documents, as amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, except to the extent of the amendment set forth herein, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Monica Holland, telecopier number: 646-848-5338.
          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
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          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, CRICKET COMMUNICATIONS, INC.
By	/s/ Robert J. Irving, Jr.
Name:
Title:

LEAP WIRELESS INTERNATIONAL, INC.
By	/s/ Robert J. Irving, Jr.
Name:
Title:

BACKWIRE.COM, INC.
TELEPHONE ENTERTAINMENT NETWORK, INC.
CHASETEL LICENSEE CORP.
CRICKET LICENSEE (ALBANY), INC.
CRICKET LICENSEE (COLUMBUS), INC.
CRICKET LICENSEE (DENVER) INC.
CRICKET LICENSEE (LAKELAND) INC.
CRICKET LICENSEE (MACON),INC.
CRICKET LICENSEE (NORTH CAROLINA) INC.
CRICKET LICENSEE (PITTSBURGH) INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CRICKET LICENSEE II, INC.
CRICKET LICENSEE III, INC.
CRICKET LICENSEE IV, INC.
CRICKET LICENSEE V, INC.
CRICKET LICENSEE VI, INC.
CRICKET LICENSEE VII, INC.
CRICKET LICENSEE VIII, INC.
CRICKET LICENSEE IX, INC.
CRICKET LICENSEE X, INC.
CRICKET LICENSEE XII, INC.
CRICKET LICENSEE XIII, INC.
CRICKET LICENSEE XIV, INC.

CRICKET LICENSEE XV, INC.
CRICKET LICENSEE XVI, INC.
CRICKET LICENSEE XVII, INC.
CRICKET LICENSEE XVIII, INC.
CRICKET LICENSEE XIX, INC.
CRICKET LICENSEE XX, INC.
CRICKET HOLDINGS DAYTON, INC.
MCG PCS LICENSEE CORPORATION, INC.
CHASETEL REAL ESTATE HOLDING COMPANY, INC.
CRICKET ALABAMA PROPERTY COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY COMPANY
CRICKET CALIFORNIA PROPERTY COMPANY
CRICKET COLORADO PROPERTY COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY
CRICKET KENTUCKY PROPERTY COMPANY
CRICKET MICHIGAN PROPERTY COMPANY
CRICKET MINNESOTA PROPERTY COMPANY
CRICKET MISSISSIPPI PROPERTY COMPANY
CRICKET NEBRASKA PROPERTY COMPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY COMPANY
CRICKET NEW YORK PROPERTY COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY COMPANY
CRICKET WISCONSIN PROPERTY COMPANY

LEAP PCS MEXICO, INC.
By	/s/ Robert J. Irving, Jr.
Name:
Title:

Agreed as of the date first above written: BANK OF AMERICA, N.A., as Collateral Agent
By	/s/ Scott Conner
Name: Scott Conner
Title: Vice President

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